SEQUENT COMPUTER SYSTEMS, INC.

            Notice of Annual Meeting of Shareholders to be Held

                             May 29, 1997

To the Shareholders of Sequent Computer Systems, Inc.:

The Annual Meeting of Shareholders of Sequent Computer Systems, Inc., an
Oregon corporation, will be held on Thursday, May 29, 1997 at 3:00 pm., Pacific Time, at the Company's facilities at 15450 S.W. Koll Parkway, Beaverton, Oregon, for the following purposes:

  1.  Electing seven directors;

  2.  Voting on approval of the Company's 1997 Stock Option Plan;

  3. Voting on approval of an amendment to the Company's Employee Stock Purchase Plan;

  4. Voting on approval of the selection of Price Waterhouse as the Company's independent auditors; and

  5. Transacting such other business as may properly come before the meeting.

You are respectfully requested to date and sign the enclosed proxy and return it in the postage prepaid envelope enclosed for that purpose. You may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.

                                   By Order of the Board of Directors


                                   /c/ KARL C. POWELL, JR.
                                   Karl C. Powell, Jr.,
                                   Chairman of the Board
                                   and Chief Executive Officer


March 27, 1997
Beaverton, Oregon



YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                     SEQUENT COMPUTER SYSTEMS, INC.

                           PROXY STATEMENT

The mailing address of the principal executive offices of Sequent Computer Systems, Inc., an Oregon corporation (the "Company" or "Sequent"), is 15450 S.W. Koll Parkway, Beaverton, Oregon 97006-6063. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is April 7, 1997.

Upon written request to the Secretary, any person whose proxy is solicited by this proxy statement will be provided without charge a copy of the Company's Annual Report on Form 10-K.

                 SOLICITATION AND REVOCABILITY OF PROXY

The enclosed proxy is solicited on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Thursday, May 29, 1997. The Company will bear the cost of preparing and mailing the proxy, proxy statement and any other material furnished to the shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails. Officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the stock held in their names. The Company has retained ChaseMellon Shareholder Services to assist in the solicitation of proxies from brokers and other nominees at an estimated cost of $8,500 plus certain expenses.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Company, attention Henry H. Hewitt, Secretary, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke his proxy and vote in person unless he wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting.


               VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

The Common Stock is the only outstanding voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is March 27, 1997. On that date there were 34,840,405 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

The following table shows Common Stock ownership on March 1, 1997 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the Common Stock, (ii) the Chief Executive Officer of the Company,
(iii) the other executive officers of the Company named in the executive compensation table set forth below, and (iv) all directors and executive officers of the Company as of March 1, 1997 as a group:

    Name and Address                              Shares(1)        Percent

The Capital Group Companies, Inc.                1,820,000 (2)       5.3%
605 Third Avenue
New York, NY 10158

State Farm Mutual Automobile                     1,715,950 (3)       5.0%
Insurance Company
1 State Farm Plaza
Bloomington, IL 61710

Karl C. Powell, Jr.                                495,762 (4)       1.4%

John McAdam                                         86,469 (5)        *

Robert S. Gregg                                     96,129 (6)        *

Steve S. Chen                                            0            *

Andre Dahan                                         16,800 (7)        *

10 directors and executive
officers as a group                              1,058,256 (8)       3.0%
-------------------
* Less than 1%.

(1) Shares are held directly with sole voting and dispositive power except as otherwise indicated. Shares issuable pursuant to outstanding stock options that are currently exercisable or become exercisable within 60 days of the date of this table are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person.

(2)  Based solely on information provided as of December 31, 1996 in a
Schedule 13G filed by the shareholder. The shareholder reports sole dispositive power with respect to 1,820,000 shares.

(3)  Based solely on information provided as of December 31, 1996 in a
Schedule 13G filed by the shareholder. The shareholder reports sole voting power and sole dispositive power with respect to all of these shares.

(4) Includes 112,000 shares held in trust for the benefit of Mr. Powell's family, as to which Mr. Powell has shared voting and dispositive power, and 342,607 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days. Does not include shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days that are held for the benefit of Mr. Powell's former wife, as to which Mr. Powell disclaims beneficial ownership. Mr. Powell also holds 100,000 shares of Common Stock of DP Applications, Inc., a subsidiary of the Company, representing approximately 2% of the equity of DP Applications, Inc. on a fully diluted basis.

(5) Includes 75,668 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days. Mr. McAdam also holds 100,000 shares of Common Stock of DP Applications, Inc., a subsidiary of the Company, representing approximately 2% of the equity of DP
Applications, Inc. on a fully diluted basis.

(6) Includes 79,834 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days. Mr. Gregg also holds 100,000 shares of Common Stock of DP Applications, Inc., a subsidiary of the Company, representing approximately 2% of the equity of DP
Applications, Inc. on a fully diluted basis.

(7) Includes 16,800 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(8) Includes 775,805 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

                          ELECTION OF DIRECTORS

Immediately prior to the annual meeting, the Board of Directors of the Company will consist of seven directors who are elected at the annual meeting to serve until the next annual meeting of shareholders and until their successors are elected. The Company's nominees for director are listed below, together with certain information about each of them.


                                                                          Shares of
                                                                         Common Stock
                                Position with the                          held on
                              Company and Principal                        March 1,    Approximate
     Name                          Occupation                  Age         1997(1)       percent

Karl C. Powell, Jr.           Chairman of the Board,            53       495,762 (2)      1.4%
                              Chief Executive Officer and
                              Director of the Company

John McAdam                   President, Chief Operating        46        86,469 (3)       *
                              Officer and Director of
                              the Company

Steve S. Chen                 Executive Vice President          53             0           *
                              of Product Group, Chief
                              Technical Officer and
                              Director of the Company

Robert C. Mathis(4)(5)(6)     Director of the Company;          69        25,500 (7)       *
                              Chairman of Eagle Mountain
                              Group

Richard C. Palermo, Sr. (6)   Director of the Company;          59        21,680 (8)       *
                              Consultant

Michael S. Scott Morton(4)(6) Director of the Company;          59        34,900 (9)       *
                              Professor of Management at
                              the Massachusetts Institute
                              of Technology

Robert W. Wilmot(5)(6)        Director of the Company;          52       191,716 (10)      *
                              Chairman of the Board of
                              Wilmot Consulting, Inc.

* Less than 1%.

(1) Shares held directly with sole voting and sole dispositive power unless otherwise indicated.

(2) Includes 112,000 shares held in trust for the benefit of Mr. Powell's family, as to which Mr. Powell has shared voting and dispositive power, and 342,607 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days. Does not include shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days that are held for the benefit of Mr. Powell's former wife, as to which Mr. Powell disclaims beneficial ownership. Mr. Powell also holds 100,000 shares of Common Stock of DP Applications, Inc., a subsidiary of the Company, representing approximately 2% of the equity of DP Applications, Inc. on a fully diluted basis.

(3) Includes 75,668 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days. Mr. McAdam also holds 100,000 shares of Common Stock of DP Applications, Inc., a subsidiary of the Company, representing approximately 2% of the equity of DP
Applications, Inc. on a fully diluted basis.

(4)  Member of Compensation Committee.

(5)  Member of Audit Committee.

(6)  Member of Selection Committee.

(7) Includes 25,500 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(8) Includes 21,680 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(9) Includes 33,900 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days.

(10) Includes 106,716 shares of Common Stock subject to options that are currently exercisable or become exercisable within 60 days. Mr. Wilmot also owns convertible notes of DP Applications, Inc., a subsidiary of the Company, and warrants to purchase preferred stock of DP Applications, Inc., that entitle him to acquire 887,096 shares of preferred stock, representing approximately 16% of the equity of DP Applications, Inc. on a fully diluted basis.

Mr. Powell, a co-founder of the Company, is Chairman of the Board and Chief Executive Officer and has been a director since 1983. Mr. Powell has served as the Company's sole Chief Executive Officer or shared the Office of the Chief Executive with the other co-founder of the Company since the Company's inception. From 1974 to 1983, Mr. Powell was employed by Intel Corporation, where his most recent position was General Manager for Microprocessor Operations. Mr. Powell served on the National Board of Directors of the American Electronics Association from 1985 to 1986. He holds a B.S. degree in mechanical engineering from the U.S. Merchant Marine Academy.

Mr. McAdam, President and Chief Operating Officer, became a director of the Company in November 1995. Mr. McAdam joined the Company in August 1989 as U.K. Sales Director. He became U.K. General Manager in January 1991, Vice President and General Manager of European Operations in October 1992, and Senior Vice President of European and Asian Operations in January 1994. He was promoted to President and Chief Operating Officer in February 1995. Prior to joining the Company, Mr. McAdam was employed for 10 years by Data General \ U.K. Ltd., serving most recently as Regional Manager, Public Sector, Finance and Government Market. Mr. McAdam holds a degree in Computer Sciences from Glasgow University.

Mr. Chen  joined the Company in July 1996 as Executive Vice President,
Chief Technical Officer and Director. Prior to joining Sequent, Mr. Chen served as President and Chief Executive Officer of Chen Systems Corporation,
co-founded by Mr. Chen in 1993.   From 1979 to 1987, Mr. Chen was employed by
Cray Research Inc., serving most recently as a Senior Vice President. In 1987, Mr. Chen co-founded Supercomputer Systems, Inc., serving as President and Chief Executive Officer, responsible for funding, formation and management of an international multi-corporation supercomputer development
partnership.   He is also a director of Storage Computer Corporation.

Dr. Mathis has been a director of the Company since 1985. Dr. Mathis was a General in the United States Air Force and served as Vice Chief of Staff from 1980 to 1982. He retired from the Air Force in 1982. Dr. Mathis is Chairman of the I Am Third Foundation, a non-profit organization serving the disabled, which he and his wife founded in 1982. He has also served on a number of boards and is currently Chairman of Eagle Pass Engineering, a consulting firm, and Chairman of the Eagle Mountain Group, an international business brokering firm.

Mr. Palermo has been a director of the Company since March 1993. Mr.
Palermo was employed by Xerox Corporation from 1965 until his retirement in March 1993, serving most recently as Senior Vice President, U.S. Quality and Customer Satisfaction and Vice President of Marketing. He currently serves as a quality consultant to Xerox Corporation and other companies.

Dr. Scott Morton has been a director of the Company since 1991. Dr. Scott Morton is the Jay W. Forrester Professor of Management at the Sloan School of Management and was Chairman of the Faculty for the Senior Executive Program at M.I.T. He has also served as Program Director of the Management in the 1990s Research Program and as Associate Dean of the Sloan School of Management at M.I.T. Dr. Scott Morton is a Trustee of the State Street Research Funds and the Metropolitan Life Series Funds.

Dr. Wilmot has been a director of the Company since 1992. Dr. Wilmot is Chairman of Wilmot Consulting Inc., a consulting firm, and has been a consultant to the Company since January 1987. He has also been an advisor to the Board of Directors since November 1988. Dr. Wilmot was a managing director of Texas Instruments, Ltd. from 1978 to 1981. From 1981 to 1985 he was Chief Executive and then Chairman of I.C.L., Britain's major computer company. He has founded several companies in Europe and the United States, including Organization and System Innovations, The OASIS Group (a leading European company engaged in re-engineering management consultancy now a wholly owned subsidiary of Sybase Inc.) and Poqet Computers Corporation (a palm top computer manufacturer in California now a wholly owned subsidiary of Fujitsu Ltd.). He is a director of several privately-held, high-technology companies in Europe and the United States.

The Board of Directors met seven times during the last fiscal year. Each director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees of which he was a member. The only standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Selection Committee. The Audit Committee, which met three times in 1996, recommends selection of independent accountants to the Board of Directors and reviews the scope and results of audits. The Compensation Committee, which met eight times during 1996, reviews and establishes compensation for executive officers and considers incentive compensation alternatives for the Company's employees. The Selection
Committee, which did not meet in 1996, seeks and makes recommendations concerning qualified candidates to serve on the Company's Board of Directors. Shareholders who wish to submit names to the Selection Committee for consideration should do so in writing addressed to the Selection Committee, c/o Robert S. Gregg, Assistant Secretary, c/o Sequent Computer Systems, Inc., 15450 SW Koll Parkway, Beaverton, Oregon 97006.

Director Compensation

Directors who are not employees of the Company are paid an annual retainer of $15,000 plus an attendance fee of $1,000 per day for each board meeting and related travel expenses. Members of the Audit, Compensation and Selection Committees receive $1,000 for each meeting attended if the meeting is held separate from a Board Meeting. Under the Company's stock plans, each person who becomes a non-employee director of the Company automatically receives an initial option to purchase 10,000 shares of the Company's Common Stock. Each non-employee director automatically receives additional annual grants of options to purchase 5,000 shares, provided the non-employee director continues to serve in that capacity. Members of the Compensation, Audit and Selection Committees receive annual option grants for 2,000 shares for participation on each such committee. Each option granted to a non-employee director has an exercise price equal to 85% of the fair market value of the Company's Common Stock on the date of grant and has a term of ten years. Options become exercisable to the extent of 24% of the shares one year after the date of grant and become exercisable to the extent of 2% each month thereafter. Dr. Wilmot performs consulting services relating to the Company's European operations (for which he is paid $1,000 per day plus travel expenses). In 1996 he was paid $41,700 under this consulting arrangement and received options to purchase a total of 5,333 shares of Common Stock (with exercise prices equal to 85% of fair market value on the date of grant).

Voting

The proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted for the election of the nominees. If for some unforeseen reason any of the nominees would not be available as a candidate for director, the number of directors constituting the Board of Directors may be reduced prior to the meeting or the proxies may be voted for such other candidate or candidates as may be nominated by the Board of Directors, in accordance with the authority conferred in the proxy. The Board of Directors recommends election of the nominees listed above. Directors are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present at the annual meeting. Abstentions are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.


                          EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation paid to the Chief Executive
Officer of the Company and the other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries during each of the last three fiscal years.


                                                                                  Long-Term Compensation
                                         Annual Compensation (1)                           Awards
     Name and                                                                  Restricted       Securities
     Principal                                                                   Stock         Underlying         All Other
     Position              Year            Salary         Bonus     Other      Awards ($)      Options(#)(2)     Compensation(3)

Karl C. Powell, Jr.        1996          $ 550,008      $ 210,309       _         _     (4)        600,000 (5)      $   7,603
  Chairman of the          1995          $ 517,342      $ 112,868       _         _                562,500          $   9,587
  Board and Chief          1994          $ 453,140      $ 231,101       _         _                 75,000          $   6,616
  Executive Officer

John McAdam                1996          $ 400,008      $ 131,103       _         _     (4)        275,000 (5)      $  69,444 (6)
  President, Chief         1995          $ 364,582      $  63,754       _     $ 108,750 (7)        155,000          $ 613,570 (6)
  Operating Officer        1994          $ 170,010      $ 171,471       _     $  49,375 (8)         50,000          $ 121,379 (9)
  and Director

Robert S. Gregg            1996          $ 250,238      $  68,346       _         _     (4)        174,500 (5)      $   3,185
  Sr. Vice President of    1995          $ 233,758      $  34,496       _         _                 89,500          $   4,980
  Finance & Legal and      1994          $ 218,341      $  80,000       _         _                  7,500          $   3,188
  Chief Financial Officer

Steve S. Chen              1996          $ 150,000      $  37,691       _         _                100,000          $  33,425 (10)
  Executive Vice President 1995               _              _          _         _                    _                  _
  of Product Group,        1994               _              _          _         _                    _                  _
  Chief Technical
  Officer and Director

Andre Dahan                1996          $ 178,705     $89,352          _         _                 70,000          $ 118,562 (11)
  Sr. Vice President,      1995               _          _              _         _                    _                  _
  Worldwide Field          1994               _          _              _         _                    _                  _
  Operations and
  Marketing


(1) Includes compensation deferred at the election of the executive under the Company's 401(k) Plan. Under the Company's 401(k) Plan, officers and other employees of the Company may elect to defer up to 15% of their compensation, subject to limitations under the Internal Revenue Code. Amounts deferred are deposited by the Company in a trust account for distribution to employees upon retirement, attainment of age 59 to 62, permanent disability, death, termination of employment or the occurrence of conditions constituting extraordinary hardship. The Company did not make any contributions for executive officers under this plan during the last three years.

(2) Represents shares of Common Stock issuable upon exercise of nonstatutory stock options granted under the Company's 1989 Stock Incentive Plan and/or the 1995 Stock Incentive Plan.

(3) Represents Company contributions under the Company's deferred compensation plan and retirement plan for a foreign subsidiary, except as otherwise indicated.

(4) During 1996 Messrs. Powell, McAdam and Gregg each purchased 100,000 shares of restricted Common Stock of DP Applications, Inc., a subsidiary of
the Company ("DP") , at a price of $.15 per share.   These shares vest over
approximately four years based on continued employment of the executive with Sequent. There is no public market for the stock of DP and the market value of these shares at the end of fiscal 1996 was not readily ascertainable.

(5) Represents options granted in 1996 in replacement of options granted during 1995 at higher exercise prices. See "Repricing of Stock Options." The number of options granted in 1996 (excluding options granted to replace cancelled options) was 37,500 shares for Mr. Powell, 120,000 shares for Mr. McAdam and 85,000 shares for Mr. Gregg.

(6) In connection with Mr. McAdam's appointment as President and Chief Operating Officer, the Company made special payments on his behalf related to the relocation of Mr. McAdam and his family from England to the United States. The amounts include relocation expenses, the down payment on his new home, a relocation bonus, travel costs for his family, interest, tax and insurance payments for his new home in the US, overseas expatriate reimbursement for property management of his home in the UK, pension payments and reimbursements of taxes to cover the withholding due on the above
mentioned payments.   These amounts totaled $613,570 in 1995 and $69,444 in
1996.

(7) Represents the market price of the Common Stock on the grant date multiplied by the number of shares granted. On December 31, 1996 7,500 shares of Common Stock were restricted. These shares become vested to the extent of 2,500 shares on each of February 7, 1997, February 7, 1998 and February 7, 1999 subject to continued employment and, once vested, will no longer be subject to any restrictions.

(8) Represents the market price of the Common Stock on the grant date multiplied by the number of shares granted. These shares became fully vested in April 1995 and are no longer subject to any restrictions.

(9) In August 1994, in connection with Mr. McAdam's appointment as Senior Vice President, World Wide Field Operations, the Company made a special payment to him of $100,044 in order to compensate Mr. McAdam for the extensive travel and inconvenience to Mr. McAdam and his family, who continued to reside in England. In addition, the Company's subsidiary contributed an aggregate of $21,368 to retirement plans in 1994 on behalf of Mr. McAdam.

(10) In connection with Mr. Chen's appointment as Executive Vice President and Chief Technical Officer, the Company agreed to pay for expenses related to
the relocation of Mr. Chen and his family.   The total amount paid  in 1996
for relocation expenses was $33,425.

(11) In 1996, in connection with Mr. Dahan's appointment as Sr. Vice President of Marketing, the Company made special payments on his behalf related to the relocation of Mr. Dahan and his family. The total amount paid was $118,562, which includes relocation expenses and a resettlement allowance.

                  Stock Option Grants in Last Fiscal Year

The following table provides information regarding stock options granted in 1996 to the named executive officers.


                              Individual Grants
                          Percent of
                            Total
                          Number of      Options        Grant
                           Shares      Granted to     Date Fair
                         Underlying     Employees       Market      Exercise                     Grant Date
                          Options       in Fiscal       Value        Price      Expiration     Present Value
     Name                Granted(1)        Year       per Share    per Share      Date           $ (2)

Karl C. Powell, Jr.     137,500 (3)         *         $ 14.00      $ 14.00      2/07/05     $   765,387
                        300,000 (4)         *         $ 14.00      $ 14.00      2/07/05     $ 1,774,048
                        125,000 (5)        2.8%       $ 10.50      $ 10.50      2/07/05     $   433,005
                         37,500 (6)         *         $ 11.25      $ 11.25      7/16/06     $   182,843

John McAdam             120,000 (3)        2.6%       $ 14.00      $ 14.00      2/07/05     $   667,974
                         35,000 (3)         *         $ 14.00      $ 14.00      7/18/05     $   194,825
                        100,000 (7)        2.2%       $ 10.50      $ 10.50      3/12/06     $   385,660
                         20,000 (6)         *         $ 11.25      $ 11.25      7/16/06     $    97,516

Robert S. Gregg          74,500 (3)        1.6%       $ 14.00      $ 14.00      2/07/05     $   414,701
                         15,000 (3)         *         $ 14.00      $ 14.00      7/18/05     $    83,497
                         80,000 (7)        1.8%       $ 10.50      $ 10.50      3/12/06     $   308,528
                          5,000 (6)         *         $ 11.25      $ 11.25      7/16/06     $    24,379

Steve S. Chen           100,000 (8)     2.2%     $ 11.25      $  9.56      7/16/06     $521,934

Andre Dahan              70,000 (8)     1.6%     $ 14.63      $ 12.43     4/29/06     $475,754

* Less than 1%.

(1) Under the terms of the Company's stock incentive plans, each of the options is subject to accelerated vesting in the event of a future change in control of the Company or the occurrence of certain events indicating an imminent change in control of the Company. Upon such acceleration, the optionee has the right to cause the Company to repurchase the option for a cash amount calculated in accordance with a formula set forth in the plan. Each of the options is subject to early termination in the event of termination of employment. Each option terminates 12 months after termination following death or disability and 30 days after termination for any other reason.

(2) Although the Company believes that it is not possible to place a value on an option, in accordance with the rules of the Securities and Exchange Commission, the Company has used a Black-Scholes model of option valuation to
estimate grant date present value.   The actual value realized, if any, may
vary significantly from the values estimated by this model.   Any future
values realized will ultimately depend upon the excess of the stock price
over the exercise price on the date the option is exercised.   The
assumptions used to estimate the grant date present value of this option were volatility (50%), risk-free rate of return (6.05%), dividend yield (0) and time of exercise (3 years).

(3) Represents options granted in 1996 in replacement of options granted during 1995 at higher exercise prices. See "Repricing of Stock Options."
This option becomes exercisable over a three-year period with one-third of the shares vesting on each of January 22, 1997, January 22, 1998 and January 22, 1999, subject to continued employment.

(4) Represents options granted in 1996 in replacement of options granted during 1995 at higher exercise prices. See "Repricing of Stock Options." This option vests to the extent of 16,667 shares on 12/31/96, 16,667 shares on 6/30/97 and 16,666 shares on 1/2/98, subject to continued employment. The balance of this option vests based on performance standards set by the Compensation Committee for 1997 (125,000 shares on 2/7/98) and 1998 (125,000 shares on 2/7/99) or 2005, subject to continued employment.

(5) Represents options granted in 1996 in replacement of options granted during 1995 at higher exercise prices. See "Repricing of Stock Options." This option vests to the extent of 12,132 shares on 12/31/96, 88,603 shares on 2/7/97, 12,132 shares on 6/30/97 and 12,133 shares on 1/2/98, subject to continued employment.

(6) This option becomes exercisable in equal installments of 25% in 1997, 1998, 1999 and 2000, subject to continued employment.

(7) This option becomes exercisable for the full number of shares on September 12, 1997, subject to continued employment.

(8) This option becomes exercisable for 24% of the total shares granted on the first anniversary following the granting of the options and for an additional 2% of the shares each month thereafter until fully vested.

Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table indicates (i) stock options exercised by the named executive officers during 1996, including the value realized on the date of exercise, (ii) the number of shares subject to exercisable (vested) and unexercisable (unvested) stock options as of December 28, 1996, and (iii) the value of "in-the-money" options, which represents the positive spread between the exercise price of existing stock options and the year-end price of the Common Stock.

                                                                  Number of                        Value of
                                                               Shares Subject                    Unexercised
                                                               to Unexercised                   In-the-Money
                         Number of                                 Options                         Options
                           Shares                            at Fiscal Year End              at Fiscal Year End
                          Acquired          Value              (Exercisable/                   (Exercisable/
      Name               on Exercise     Realized(1)         Unexercisable)(2)                (Unexercisable)

Karl C. Powell, Jr.(3)        0               _             242,324  (exercisable)        $ 1,781,213 (exercisable)
                                                            912,753  (unexercisable)      $ 5,035,961 (unexercisable)
John McAdam                   0               _              19,000  (exercisable)        $    75,125 (exercisable)
                                                            325,000  (unexercisable)      $ 1,842,875 (unexercisable)
Robert S. Gregg               0               _              50,000  (exercisable)        $   231,250 (exercisable)
                                                            188,000  (unexercisable)      $ 1,112,925 (unexercisable)
Steve S. Chen                 0               _                   0  (exercisable)        $         0 (exercisable)
                                                            100,000  (unexercisable)      $   869,000 (unexercisable)
Andre Dahan                   0               _                   0  (exercisable)        $         0 (exercisable)
                                                             70,000  (unexercisable)      $   407,400 (unexercisable)

(1) Aggregate market value of the shares covered by the option, less the aggregate price paid by the executive.

(2)  Calculated based on the stock price on December 27, 1996.

(3) Excludes 17,368 exercisable option shares ($95,670 value) and 42,247 unexercisable option shares ($263,288 value) held for the benefit of Mr. Powell's former wife.

Repricing of Stock Options

As discussed in the Compensation Committee Report on Executive
Compensation, in January 1996 the Company offered all employees who participated in the Company's stock incentive plans an opportunity to surrender unexercised stock options granted prior to January 1996 with an exercise price of more than $14.00 in exchange for new options for an equal number of shares with an exercise price equal to the then current fair market value of $14.00 per share. The new options retained the same expiration date as the options surrendered and were subject to a new three-year vesting
schedule, with no credit given for vesting under the original grant.   The
following table sets forth the repricing of options held by all current or former executive officers during the last ten completed fiscal years.

                                                                                                         Length of Original
                                     No. of Shares     Market Price        Exercise                         Option Term
                                       Underlying       of Stock at        Price at          New         Remaining at Date
                          Date of        Options          Time of           Time of        Exercise        of Repricing
Name and Position        Repricing     Repriced (1)     Repricings($)     Repricings($)    Price($)          (in years)
Executive Officers

Karl C. Powell, Jr.       10/3/90        17,500           $ 16.00            $ 27.75        $ 14.25        9 Yrs. 294 Days
  Chairman of the         7/23/91        17,500           $  9.00            $ 14.25        $  8.75        9 Yrs. 0 Days
  Board and Chief         7/23/91           652           $  9.00            $ 15.00        $  8.75        9 Yrs. 203 Days
  Executive Officer       1/22/96       437,500           $ 14.00            $ 16.63        $ 14.00        9 Yrs. 16 Day
                          3/12/96       125,000           $ 10.50            $ 16.63        $ 10.50        8 Yrs. 332 Days

John McAdam               10/3/90         6,000           $ 16.00            $ 14.56        $ 14.25        8 Yrs. 348 Days
  President, Chief        10/3/90         1,200           $ 16.00            $ 27.75        $ 14.25        9 Yrs. 294 Days
  Operating Officer       7/23/91         6,000           $  9.00            $ 14.25        $  8.75        8 Yrs. 62 Days
  and Director            7/23/91         1,200           $  9.00            $ 14.25        $  8.75        9 Yrs. 0 Days
                          7/23/91           238           $  9.00            $ 15.00        $  8.75        9 Yrs. 203 Days
                          1/22/96       120,000           $ 14.00            $ 16.63        $ 14.00        9 Yrs. 16 Days
                          1/22/96        35,000           $ 14.00            $ 19.75        $ 14.00        9 Yrs. 177 Days

Robert S. Gregg           10/3/90         6,500           $ 16.00            $ 27.75        $ 14.25        9 Yrs. 294 Days
  Sr. Vice President of   7/23/91         6,500           $  9.00            $ 14.25        $  8.75        9 Yrs. 0 Days
  Finance & Legal and     7/23/91           426           $  9.00            $ 15.00        $  8.75        9 Yrs. 203 Days
Chief Financial Officer   1/22/96        74,500           $ 14.00            $ 16.63        $ 14.00        9 Yrs. 16 Days
                          1/22/96        15,000           $ 14.00            $ 19.75        $ 14.00        9 Yrs. 177 Days

Steve S. Chen                   0           _                 _                  _              _                _
  Executive Vice President
  of Product Group,
  Chief Technical
  Officer and Director

Andre Dahan                     0           _                 _                  _              _                _
  Sr. Vice President,
  Worldwide Field
  Operations and
  Marketing

Former Executive Officers

Roger A. Cooper           10/3/90        6,000            $ 16.00            $ 27.75         $ 14.25        9 Yrs. 294 Days
  Former Sr. Vice         7/23/91        6,000            $  9.00            $ 14.25         $  8.75        9 Yrs. 0 Days
  President,              7/23/91          490            $  9.00            $ 15.00         $  8.75        9 Yrs. 203 Days
  Worldwide Field
  Operations

Lary L. Evans             10/3/90        5,000            $ 16.00            $ 27.75         $ 14.25        9 Yrs. 294 Days
Former Vice               7/23/91        5,000            $  9.00            $ 14.25         $  8.75        9 Yrs. 0 Days
President                 7/23/91          398            $  9.00            $ 15.00         $  8.75        9 Yrs. 203 Days
and General
Manager,
Sequent Products
Group

C. Scott Gibson           10/3/90       17,500            $ 16.00            $ 27.75         $ 14.25        9 Yrs. 294 Days
Former President          7/23/91       17,500            $  9.00            $ 14.25         $  8.75        9 Yrs. 0 Days
and Chief                 7/23/91          652            $  9.00            $ 15.00         $  8.75        9 Yrs. 203 Days
Operating Officer

Paul J. O'Mara            10/3/90        2,000            $ 16.00            $ 26.99         $ 14.25        9 Yrs. 284 Days
Former Vice               7/23/91        2,000            $  9.00            $ 14.25         $  8.75        8 Yrs. 356 Days
President                 7/23/91          246            $  9.00            $ 15.00         $  8.75        9 Yrs. 203 Days
and General Manager,
Enterprise
Division

Waldo J. Richards         7/23/91       50,000            $  9.00            $ 10.47         $  8.75        8 Yrs. 2 Days
Former Sr. Vice           10/3/90        8,000            $ 16.00            $ 27.75         $ 14.25        9 Yrs. 294 Days
President,                7/23/91        8,000            $  9.00            $ 14.25         $  8.75        9 Yrs. 0 Days
Internal                  7/23/91          522            $  9.00            $ 15.00         $  8.75        9 Yrs. 203 Days
Operations

Michael D. Simon          10/3/90        8,000            $ 16.00            $ 27.75         $ 14.25        9 Yrs. 294 Days
Former Sr. Vice           7/23/91        8,000            $  9.00            $ 14.25         $  8.75        9 Yrs. 0 Days
President, Corporate      7/23/91          494            $  9.00            $ 15.00         $  8.75        9 Yrs. 203 Days
Development
and Secretary

Robert M. Tanner          10/3/90        8,000            $ 16.00            $ 27.75         $ 14.25        9 Yrs. 294 Days
Former Sr. Vice           7/23/91        8,000            $  9.00            $ 14.25         $  8.75        9 Yrs. 0 Days
President,                7/23/91          400            $  9.00            $ 15.00         $  8.75        9 Yrs. 203 Days
Worldwide Field
Operations

Neal M. Waddington        10/3/90       40,000            $ 16.00            $ 22.53         $ 14.25        9 Yrs. 218 Days
Former Vice
President, Marketing



Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

The Compensation Committee of the Board of Directors (the "Committee") is composed of three outside directors and, pursuant to authority delegated by the Board, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee also is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies.

The Company's objectives for executive compensation are to (i) attract and retain key executives important to the long term success of the Company; (ii) reward executives for performance and enhancement of shareholder value; and
(iii) align the interests of the executive officer with the success of the Company by basing a portion of the compensation upon corporate performance.

Executive Officer Compensation Program. The Company's executive officer compensation program is comprised of base salary, quarterly and annual cash incentive compensation, and long term incentive compensation in the form of stock options.

Base salary levels for the Company's executive officers are set relative to companies of similar size in the electronics industry and other comparable companies. There are 54 companies in the comparative group, 6 of which are included in the S&P Computer Systems Index referred to in the table on page 14 of this proxy statement. The companies included in the comparative group sell electronic hardware and software and are believed to be companies that the Company competes with in attracting and retaining executives. Of the 54 companies included in the comparative group, 31 companies have revenues under $500 million and 23 companies have revenues over $500 million. Base salaries for executive officers of the Company are generally in the 50 to 75 percentile of the range of salaries of the comparable companies in the surveys considered by the Committee. In determining salaries, the Company also takes into account individual experience, job responsibility and individual performance. The Committee does not assign a specific weight to each of these factors in establishing base salaries.

The Company's Management Incentive Plan is an annual incentive program for executive officers and key managers based on quarterly and annual performance of the Company and individual contributions. The purpose of the plan is to provide a direct financial incentive in the form of quarterly and annual cash bonuses to executives to achieve predetermined levels of Company performance. Company performance measures and participant target bonus amounts are set at the beginning of each fiscal year. The performance measures for 1996 and relative importance in calculating the bonus amount were: revenues (80%) and economic value added (20%). The bonus amount based on Company performance is multiplied by an individual performance multiplier (which can range from .75 to 1.25) reflecting the participant's performance for the year. Target bonuses for each executive officer were set by the Committee in relation to base salary and level of responsibility within the Company and are generally in the 50 to 75 percentile of the range of cash bonuses of the comparable companies in the survey considered by the Committee. The Company's performance in 1996 resulted in bonus amounts equal to 43% of the target bonus amounts, prior to adjustment to reflect individual performance.

The Company's stock option program is intended as a long term incentive plan for executives, managers and other employees broadly within the Company. The objectives of the program are to align employee and shareholder long term interests by creating a strong and direct link between compensation and shareholder value. The Company's stock incentive plans authorize the Committee to award stock options to executive officers and other employees of the Company. Stock options for new employees (including new officers) are granted at an option price equal to 85 percent of fair market value of the Company's Common Stock on the date of grant. Options are granted to new officers at a discount from market as an additional incentive for new officers to join the Company. In most cases new officers will forfeit significant stock options or other benefits from a prior employer. Options granted to existing officers and employees are granted at fair market value of the Common Stock on the date of grant. Initial stock options become exercisable to the extent of 24 percent of the shares one year after the date of grant and to the extent of 2 percent of the shares each month thereafter. Additional grants to existing officers and employees are generally made annually. Stock options have 10-year terms and generally terminate in the event of termination of employment. The amount of stock option grants for an individual is at the discretion of the Committee and depends upon the level of responsibility and position in the Company.

In January 1996 the Committee approved the offering to all employees
(including executive officers) holding stock options the opportunity to surrender unexercised stock options granted prior to January 1996 with an exercise price of more than $14 in exchange for new options for an equal number of shares with an exercise price equal to the then current fair market value of $14 per share. The Committee concluded that, with the decline in the market price of the stock, the options no longer provided a significant incentive to management and other employees and that the options were no longer serving the purposes intended. The Company was in the critical stage of its product development relating to its new NUMA-Q product line and the Committee concluded that the Company was at risk of losing key management and other employees.
The new options retained the same expiration dates as the options surrendered and generally have a new three-year vesting schedule, with no credit given for vesting under the original grants.

During the last fiscal year the Company formed a subsidiary, DP
Applications Inc. ("DP") and transferred to DP the Company's assets relating to
a specific application software business.   The Committee approved the sale of
restricted stock of DP to three executive officers of the Company, including
the Chief Executive Officer.   Each executive officer purchased 100,000
shares of Common Stock at $.15 per share, which was the same price used by DP
in granting options to its key employees.   The restricted stock vests over
approximately four years, subject to continued employment of the executive officers by Sequent. The Committee approved the sale of the stock as part of the overall compensation packages for these executive officers and to provide an additional incentive for these executives to use their efforts to increase\ the value of the DP business to the benefit of Sequent, the largest shareholder of DP.

Section 162(m) of the Internal Revenue Code of 1986, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. The levels of salary and bonus generally paid by the Company do not exceed this limit. Under IRS regulations, the $1,000,000 cap on deductibility will not apply to compensation received through the exercise of a nonqualified stock option that meets certain requirements. This option exercise compensation is equal to the excess of the market price at the time of exercise over the option price and, unless limited by Section 162(m), is generally deductible by the Company. It is the Company's current policy generally to grant options that meet the requirements of the regulations.

Chief Executive Officer Compensation. The Committee determined the Chief Executive Officer's compensation for 1996 based upon a number of factors and criteria. The Chief Executive Officer's base salary was determined based upon a review of the salaries of chief executive officers for similar companies of comparable size and complexity and upon a review by the Committee of the Chief Executive Officer's performance and is not based on the Company's performance. The Chief Executive Officer's 1996 salary and target bonus amounts were set at approximately the median for salaries and bonuses for chief executive officers of the companies in the comparative group. The Chief Executive Officer received a bonus for 1996 based on Company performance as measured under the Company's 1996 Management Incentive Plan described above and his individual performance.

During 1996 the Chief Executive Officer was granted options to purchase 37,500 shares of Common Stock as a part of the Company's annual option grant program. The Committee also granted options to purchase 437,500 shares at $14.00 per share in substitution for options for the same number of shares previously granted at higher prices. The Committee also granted options to purchase 125,000 shares at $10.50 per share in substitution for options for the same number of shares previously granted at higher prices. The exercise prices for the new options were equal to fair market value at the time of the regrants. The Committee accelerated the vesting schedules on 86,397 option shares so that the options become exercisable in installments ending in January 1998. The Committee concluded that the original vesting schedule and the option exercise prices in relation to the market price of the stock were not serving the purposes intended by the options. The options were regranted and the vesting schedule was changed to provide significant ongoing incentives for Mr. Powell to remain with the Company and to further align his long-term interests with shareholder interests. The number of shares granted in 1996 was based on a subjective determination of the number of shares needed in 1996 as part of this long-term program.

                                       David R. Hathaway
                                       Robert C. Mathis
                                       Michael S. Scott Morton



Comparison of Five Year Cumulative Total Return

The following graph provides a comparison of the five year cumulative total shareholder return on (i) the Company's Common Stock, (ii) the S&P 500 Index and (iii) the S&P Computer Systems Index, in each case assuming the reinvestment of any dividends.


                    1991      1992      1993      1994     1995       1996

S&P COMPUTER
SYSTEMS INDEX       $100    $ 73.41   $ 76.19   $ 98.40   $130.94    $175.33

S&P 500 INDEX       $100    $107.62   $118.46   $120.03   $165.13    $203.05

SEQUENT COMPUTER
SYSTEMS, INC.       $100    $151.82   $110.91   $143.64   $105.45    $129.09

The graph assumes that $100 was invested on December 29, 1991 in Company Common Stock, the S&P 500 Index and the S&P Computer Systems Index, and that all dividends were reinvested.


                             CERTAIN TRANSACTIONS

During 1996 Sequent leased an airplane (the "Airplane") from a corporation owned by Karl C. Powell, Jr. The Airplane is leased by Sequent pursuant to a three-year lease ending on September 30, 1999 and providing for monthly airplane lease fees of $50,000. Under the lease, Sequent is responsible for all maintenance expenses, storage expenses and insurance premiums relating to the Airplane. The terms of this lease including the monthly fees, are believed to be more favorable to Sequent than the rates that would be charged by an unrelated lessor to lease a comparable airplane, and, based on Sequent's usage of the Airplane, are also less than the amounts Sequent would pay to lease a comparable airplane on an hourly basis. When the Airplane is not being used by Sequent, Sequent is permitted to sublease it. During the last fiscal year, Sequent paid $1,079,164 in lease fees, insurance premiums, hangar fees, maintenance expenses and reserves related to the Airplane.

In 1996 Sequent paid $450,000 to American International Motorsports to sponsor a race car in professional competitions in connection with the promotion, marketing and advertising of Sequent's products. For the 1997 racing season Sequent replaced this arrangement with a similar arrangement with Jim Epler Racing, Inc. ("Epler") and will pay $450,000 to Epler. Beginning in late January 1997, the race car has been driven in professional
competitions by Karl C. Powell, Jr.'s daughter, Cristen Powell.   Ms. Powell
is paid $60,000 a year for driving the Epler race car in professional competitions.

During the last fiscal year the Company formed a subsidiary, DP
Applications, Inc. ("DP"), and transferred to DP the Company's assets relating to a specific application software business. The primary purpose of creating a separate subsidiary was to attract outside capital and have the subsidiary valued independently as a separate business entity. Robert W. Wilmot, a director of the Company, loaned $1,000,000 to DP to provide operating capital in exchange for a 10% Convertible Note and warrants to purchase preferred stock of DP. The convertible notes and warrants entitle Dr. Wilmot to acquire 887,096 shares of preferred stock, representing approximately 16% of the equity of DP on a fully diluted basis. The terms of Dr. Wilmot's investment in DP were approved by the Board of Directors of Sequent and the terms are the same as those negotiated by another investor who is not affiliated with Sequent.

                           PROPOSAL TO APPROVE
                       THE 1997 STOCK OPTION PLAN

As described under "Executive Compensation" the Company maintains stock option plans for the benefit of executive officers and other employees. The Board of Directors believes that the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent executive officers and to provide an incentive for them to exert their best efforts on behalf of the Company. As of March 1, 1997, only
793,227 shares remained available for grant to executive officers under the Company's existing plans. The Board of Directors believes that additional shares are needed to provide option grants to executive officers during the next one to two years. In addition, additional shares are needed for the automatic annual stock option grants to non-employee directors. Accordingly, the Board of Directors adopted and approved the 1997 Stock Option Plan (the "Plan"), subject to shareholder approval, and reserved 750,000 shares for the Plan.

Certain provisions of the Plan are described below. The complete text of the Plan is attached to this proxy statement as Appendix A.

Description of the 1997 Option Plan

Eligibility. All executive officers of the Company and its subsidiaries are eligible to participate in the Plan. Non-employee directors performing consulting services to the Company are also eligible to participate.

Administration. The Board of Directors has delegated to the Compensation Committee of the Board authority to administer the Plan. The Compensation Committee will determine the executive officers to whom options grants are made under the Plan and the terms of such grants and may promulgate rules and regulations for the operation of the Plan. Only the Board of Directors may amend, modify or terminate the Plan.

Term of Plan. The Plan will continue until all shares available for issuance under the Plan have been issued. The Board of Directors may suspend or terminate the Plan at any time.

Stock Options. The Compensation Committee will determine the executive officers to whom options are granted, the option price, the number of shares to be covered by each option, the period of each option and the times at which options may be exercised and whether the option is an incentive stock option ("ISO") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a non-statutory option that does not so qualify ("NSO"). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant and the option may not be granted on or after the tenth anniversary of the effective date of the Plan. If an optionee of an ISO at the time of grant owns stock possessing more than 10% of the combined voting power of the Company, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. If the option is an NSO, the option price cannot be less than 85% of the fair market value of the Common Stock on the date of the grant.
The Plan provides that no employee may be granted options under the Plan for more than an aggregate of 300,000 shares in any calendar year. In addition, the Plan limits the amount of ISOs that may become vested under the Plan in any year to $100,000 per optionee (based on the exercise price of the stock). No monetary consideration is paid to the Company upon the granting of options. On March 19, 1997, the closing price of the Common Stock of the Company on the NASDAQ National Market System was $15.63 per share.

Options granted under the Plan generally continue in effect for the period fixed by the Board of Directors or committee, except that ISOs are not exercisable after the expiration of 10 years from the date of grant, or 5 years in the case of optionees who at the time of the grant own stock possessing more than 10% of the combined voting power of the Company. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The Plan provides that the Board of Directors may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including cash which may be the proceeds of a loan from the Company or shares of Common Stock valued at fair market value, or in other forms of consideration, as determined by the Board of Directors. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised, less any shares surrendered in payment or withheld to satisfy withholding obligations.

Stock Option Grants to Non-employee Directors. Under the Plan, each person who becomes a non-employee director will automatically be granted an initial option to purchase 10,000 shares. Each non-employee director automatically receives additional annual grants of options to purchase 5,000 shares, provided the non-employee director continues to serve in that capacity. Each non-employee director also receives an annual option grant of 2,000 shares for each committee on which he or she serves. Options granted to non-employee directors generally are governed by the terms discussed above, except that the options have an exercise price equal to 85% of fair market value and have a term of 10 years. Non-employee directors are also eligible for discretionary option grants in connection with performing services to the Company.

Foreign Qualified Grants. Options may be granted to executive officers residing in foreign jurisdictions. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws except that no options shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

Changes in Capital Structure. The Plan provides that if the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, the Board of Directors will make appropriate adjustments in outstanding options. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation or plan of exchange, all options granted hereunder shall be converted into fully vested options to purchase shares of Exchange Stock based on the exchange rate applied to Common Stock in the transaction. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of the foregoing treatment for options, the Board of Directors may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options shall immediately terminate.

Acceleration in Certain Events. The Plan provides for accelerated vesting of options granted under the Plan in the event of a future change in control of the Company or the occurrence of certain events indicating an imminent change in control of the Company as specified in the Plan. The special acceleration provision may, in certain circumstances, have the effect of discouraging attempts to take over the Company.

Federal Income Tax Consequences

Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO pursuant to the Plan until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company's deduction is conditioned upon withholding on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the employee's tax basis in the shares will be taxable.

Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income, and the Company will be entitled to no deduction, upon grant or upon a proper exercise of the ISO. The excess of the fair market value of the shares on the exercise date over the exercise price will, however, be taken into account in calculating the employee's alternative minimum taxable income. If any employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent of the lesser of the excess of the fair market value of the shares on the exercise date over the exercise price or the excess of the fair market value of the shares on the date of disposition over the employee's tax basis in the shares. If the employee disposes of the shares in a transaction in which loss would not be recognized, the amount realized will be taxable as ordinary compensation income to the extent that the fair market value of the shares on the exercise date exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

Section 162(m) of the Internal Revenue Code of 1986, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Compensation received through the exercise of an option will not be subject to the $1,000,000 limit if the option and the plan meet certain requirements. One such requirement is that the shareholders approve per-employee limits on the number of shares as to which options may be granted. Other requirements are that the option be granted by a committee composed solely of at least two outside directors and that the exercise price of the option be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes that compensation received on exercise of options granted under the Plan in compliance with all of the above requirements will not be subject to the $1,000,000 deduction limit.

Grants Under 1997 Option Plan

Under the provisions of the Plan providing for automatic option grants to non-employee directors, at the 1997 Annual Meeting the non-employee directors would receive options to purchase shares in the following amounts (based upon current board committee memberships):

            Dr. Mathis             -     11,000 shares
            Mr. Palermo            -      7,000 shares
            Dr. Scott Morton       -      9,000 shares
            Dr. Wilmot             -      9,000 shares

Recommendation by the Board of Directors

The Board of Directors recommends that the Plan be approved. The proposal must be approved by the holders of at least a majority of the outstanding shares of Common Stock present, or represented by proxy, and entitled to vote on the matter at the annual meeting. Abstentions have the effect of "no" votes in determining whether the Plan is approved. Broker non-votes are counted for the purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote. The proxies will be voted for or against the proposal, or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the Plan.


                           PROPOSAL TO AMEND
                   THE EMPLOYEE STOCK PURCHASE  PLAN

A total of 5,550,000 shares of Common Stock have been reserved for the Employee Stock Purchase Plan (the "Purchase Plan"). As of March 1, 1997, only 1,273,710 shares remained available for purchase under the Purchase Plan. The Board of Directors believes that it is desirable for the Company to continue to provide the opportunity for employees to acquire Common Stock through the Purchase Plan. Accordingly, subject to shareholder approval, the Board of Directors has adopted an amendment to the Purchase Plan reserving an additional 1,400,000 shares for issuance under the Purchase Plan. The following is a summary of the basic provisions of the Purchase Plan, a complete copy of which, marked to indicate the proposed change, is attached to this Proxy Statement as Appendix B.

Description of the Purchase Plan

The purpose of the Purchase Plan is to provide a convenient and practical means by which employees may participate in stock ownership of the Company. The Board of Directors believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of Common Stock pursuant to the Purchase Plan is an important aspect of the Company's ability to attract and retain highly qualified and motivated employees.

The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Purchase Plan is administered by the Board of Directors. The Board has the power to make and interpret all rules and regulations it deems necessary to administer the Purchase Plan and has broad authority to amend the Purchase Plan, subject to certain amendments requiring shareholder approval.

All regular status employees of the Company and its subsidiaries, including the Company's officers, are eligible to participate in the Purchase Plan. Eligible employees may elect to contribute from 2% to 10% of their cash compensation during each pay period. Each participant may enroll in an 18-month offering in which shares of Common Stock are purchased on the last day of each six-month period of an offering. A separate offering commences on March 1, June 1, September 1 and December 1 of each year (the "Enrollment Dates"). The purchase price per share is equal to 85% of the lower of (a) the fair market value of the Common Stock on the Enrollment Date of the Offering or (b) the fair market value on the date of purchase.

Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant. Upon termination of a participant's employment for any reason other than death, retirement or disability of the participant, the payroll deductions credited to the participant's account will be returned to the participant. Upon termination of the participant's employment because of death, retirement or disability, the payroll deductions credited to the participant's account will be used to purchase shares on the next purchase date. Any remaining balance will be returned to the participant or his or her beneficiary. As of March 1, 1997, there were 2,623 employees of the Company eligible to participate in the Purchase Plan and 1,908 employees participating.

Federal Income Tax Consequences

The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, no taxable income is recognized by the participant with respect to shares purchased under the Purchase Plan either at the time of enrollment or at any purchase date within an Offering.

If the participant disposes of shares purchased pursuant to the Purchase
Plan more than two years from the Enrollment Date and more than one year from the date on which the shares were purchased, the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (ii) 15% of the fair market value of the shares on the Enrollment Date. Any gain on the disposition in excess of the amount treated as ordinary income will be capital gain. The Company is not entitled to take a deduction for the amount of the discount in the circumstances indicated above.

If the participant disposes of shares purchased pursuant to the Purchase
Plan within two years after the Enrollment Date or within one year after the Purchase Date, the employee will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

The federal income tax rules relating to employee stock purchase plans qualifying under Section 423 of the Code are complex. Therefore, the foregoing outline is intended to summarize only certain major federal income tax rules concerning employee stock purchase plans.

Purchases Under the Purchase Plan

The following table indicates shares purchased under the Purchase Plan during the last fiscal year and since the inception of the plan in 1987 by the named executive officers, by all executive officers as a group and by all employees (excluding executive officers) as a group:

                           Shares Purchased            Shares Purchased
                                in 1996                   since 1987
     Name                 Dollar       Number         Dollar       Number
 and Position            Value(1)     of Shares      Value(1)     of Shares

Karl C. Powell, Jr.    $     3,672       2,173     $    192,848       24,340

John McAdam            $     3,282       1,942     $     95,850       15,335

Robert S. Gregg        $     2,854       1,689     $    124,268       17,139

Steve S. Chen          $         0           0     $          0            0

Andre Dahan            $         0           0     $          0            0

All Executive
Officers (5 persons)   $     9,808       5,804     $    412,966       56,814

All employees,
excluding executive
officers               $ 1,690,591     677,060     $ 21,910,707    3,819,184

(1) "Dollar Value" equals the difference between the price paid for shares purchased under the Purchase Plan and the fair market value of the shares on the purchase date.

Recommendation by the Board of Directors

The Board of Directors recommends that the amendment to the Purchase Plan be approved. The proposal must be approved by the holders of at least a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions have the effect of "no" votes in determining whether the amendment to the Purchase Plan is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote. The proxies will be voted for or against the proposal, or an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the amendment to the Purchase Plan.

                       APPROVAL OF SELECTION OF AUDITORS

The Board of Directors has selected Price Waterhouse LLP as the Company's independent auditors for the current fiscal year and is submitting the selection to the shareholders for approval. Price Waterhouse LLP has audited the financial statements of the Company since incorporation. Proxies will be voted in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted for approval of the selection of Price Waterhouse LLP as independent auditors. Representatives of Price Waterhouse LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's executive officers, directors and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the last fiscal year ending on December 28, 1996.

                          DISCRETIONARY AUTHORITY

While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                          SHAREHOLDER PROPOSALS

Any shareholder proposals to be considered for inclusion in proxy material for the Company's 1998 annual meeting must be received at the principal executive offices of the Company not later than December 6, 1997.

                                    By Order of the Board of Directors


                                   /c/ KARL C. POWELL, JR.
                                   Karl C. Powell, Jr.
                                   Chairman of the Board
                                   and Chief Executive Officer

March 27, 1997


                                                                   APPENDIX A
                       SEQUENT COMPUTER SYSTEMS, INC.
                          1997 STOCK OPTION PLAN

1. Purpose. The purpose of this Stock Option Plan (the "Plan") is to enable Sequent Computer Systems, Inc. (the "Company") to attract and retain the services of executive officers and directors of the Company or of any subsidiary of the Company.

2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 9, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 750,000 shares plus any shares that become available for grant under the Plan through the expiration, termination or cancellation of option grants under the Plan. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option granted under the Plan expires, terminates or is canceled, the unissued shares subject to such option shall again be available under the Plan.

3.   Effective Date and Duration of the Plan.

     (a) Effective Date. The Plan shall become effective as of March 11, 1997 (the "Effective Date"). No option granted under the Plan shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present and any such grant under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options may be granted under the Plan at any time after the Effective Date and before termination of the Plan.

    (b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued. The Board of Directors may suspend or terminate the Plan at any time except with respect to options then outstanding under the Plan. Termination shall not affect any outstanding options under the Plan.

4.  Administration.

     (a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the executive officers and directors to whom option grants shall be made, the amount of the grants and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     (b) Committee. The Board of Directors may delegate to a committee of the Board of Directors (the "Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 12.

5.  Types of Awards; Eligibility; Limitations on Certain Awards.  The
Board of Directors may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraphs 6(a) and 6(c); and (iii) grant foreign qualified awards as provided in paragraph 7. Option grants may be made to executive officers of the Company and to non-employee directors providing consulting services to the Company selected by the Board of Directors. The Board of Directors shall select the executive officers and directors to whom grants shall be made and shall specify the action taken with respect to each individual to whom a grant is made. The Board of Directors shall determine which employees or officers are executive officers for purposes of the Plan. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options under the Plan for more than an aggregate of 300,000 shares of Common Stock in any calendar year.

6.  Option Grants.

    (a)  General Rules Relating to Options.

        (i) Terms of Grant. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Nonstatutory Stock Option.

        (ii) Exercise of Options. Except as provided in paragraph 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or performing services for the Company or any subsidiary of the Company and shall have been so employed continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv), 9 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

          (iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionees domicile at the time of death, and each option by its terms shall be exercisable during the optionees lifetime only by the optionee.

         (iv)  Termination of Employment or Service.

              (A) General Rule. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and (C), the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

             (B) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

              (C) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination and only by the person or persons to whom such optionees rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

             (D) Amendment of Exercise Period Applicable to Termination. The Board of Directors, at the time of grant or at any time thereafter, may extend the 30-day and 12-month exercise periods any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

            (E) Failure to Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

         (v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in The Wall Street Journal on the trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment therefor has been made. With the consent of the Board of Directors, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option, less the number of shares surrendered in payment of the option exercise or surrendered or withheld to satisfy withholding obligations.

     (b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

          (i) Limitation on Amount of Grants. Incentive Stock Options may be granted only to employees of the Company or its subsidiaries. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

         (ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or sub-sidiary of the Company only if the option price is at least 110 percent of the fair market value of the Common Stock subject to the option on the date it is granted, as described in paragraph 6(b)(iv), and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

         (iii) Duration of Options. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

         (iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other value of the Common Stock as shall be specified by the Board of Directors.

         (v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

         (vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

         (vii) Limitation on Number of Shares Issuable Under Incentive Stock Options. Subject to adjustment as provided in paragraph 9, the total number of shares of Common Stock that may be issued under the Plan upon exercise of Incentive Stock Options shall not exceed 750,000 shares.

     (c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following additional terms and conditions:

         (i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant. The option price may not be less than 85 percent of the fair market value of the shares on the date of grant. The fair market value of shares covered by a Non-Statutory Stock Option shall be determined pursuant to paragraph 6(b)(iv).

         (ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7. Foreign Qualified Grants. Options may be granted under the Plan to such executive officers of the Company and its subsidiaries residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

8.  Automatic Option Grants to Non-Employee Directors.

    (a) Initial Board Grants. Each person who becomes a Non-Employee Director after the Effective Date shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. A "Non-Employee Director" is a director who is not an employee of the Company or any of its subsidiaries.

    (b) Additional Board Grants. Each Non-Employee Director shall be automatically granted an option to purchase additional shares of Common Stock in each calendar year subsequent to the year in which such Non-Employee Director became a director, such option to be granted as of the date of the Company's annual meeting of stockholders held in such calendar year, provided that the Non-Employee Director continues to serve in such capacity as of such date. The number of shares subject to each additional grant shall be 5,000 shares.

    (c) Committee Grants. On the date of each annual meeting of shareholders, each Non-Employee Director who then serves on a committee of the Board of Directors shall be automatically granted an option to purchase 2,000 shares of Common Stock for each committee on which he or she then serves.

    (d) Exercise Price. The exercise price of the options granted pursuant to this paragraph 8 shall be equal to 85 percent of the fair market value of the Common Stock determined pursuant to paragraph
6(b)(iv).

    (e) Term of Option. The term of each option granted pursuant to this paragraph 8 shall be 10 years from the date of grant.

    (f) Exercisability. Until an option expires or is terminated and except as provided in paragraph 8(g), 9 and 10, an option granted under this paragraph 8 shall be exercisable according to the following schedule:

   Period of Non-Employee Director's
 Continuous Service as a Director of the
Company from the Date the Option is Granted      Portion of Total Option
         Which is Exercisable

        Less than 12 months                0%

        After 12 months                    24% plus 2% for each complete
                                           month of continuous service in
                                           excess of 12 months, until fully
                                           vested.

For purposes of this paragraph 8(f), a complete month shall be deemed to be the period which starts on the day of grant and ends on the same day of the following calendar month, so that each successive "complete month" ends on the same day of each successive calendar month (or, in respect of any calendar month which does not include such a day, that "complete month" shall end on the first day of the next following calendar month).

     (g) Termination As a Director. Unless otherwise determined by the Board of Directors, if an optionee ceases to be a director of the Company for any reason, including death, the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days (or 12 months in the event of death) after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

     (h) Nontransferability. Unless otherwise determined by the Board of Directors, each option by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

     (i) Exercise of Options. Options may be exercised upon payment of cash or shares of Common Stock of the Company in accordance with paragraph 6(a)(v).

9. Changes in Capital Structure. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock splitup, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation or plan of exchange, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of the last sentence of this paragraph 9. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger.
The converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company in lieu of providing for options as provided above in this paragraph 9 the Board of Directors may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have t he right to exercise options in whole or in part without any limitation on exercisability and upon the expiration of such 30-day period, all unexercised options shall immediately terminate.

10.  Special Acceleration in Certain Events.

     (a) Special Acceleration. Notwithstanding any other provisions of the Plan, a special acceleration ("Special Acceleration") of options outstanding under the Plan shall occur with the effect set forth in paragraph 10(b) at any time when any one of the following events has taken place:

         (i) The shareholders of the Company approve one of the following ("Approved Transactions"):

             (A) Any consolidation, merger or plan of exchange involving the Company ("Merger") pursuant to which Common
       Stock would be converted into cash; or

             (B) Any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

        (ii) A tender or exchange offer, other than one made by the Company, is made for Common Stock (or securities convertible into Common Stock) and such offer results in a portion of those securities being purchased and the offeror after the consummation of the offer is the beneficial owner (as determined pursuant to Section 13(d) of the Exchange Act), directly or indirectly, of at least 20 percent of the outstanding Common Stock (an "Offer"); or

        (iii) The Company receives a report on Schedule 13D of the Exchange Act reporting the beneficial ownership by any person of 20 percent or more of the Company's outstanding Common Stock, except that if such receipt shall occur during a tender offer or exchange offer by any person other than the Company or a wholly owned subsidiary of the Company, Special Acceleration shall not take place until the conclusion of such offer; or

        (iv) During any period of 12 months or less, individuals who at the beginning of such period constituted a majority of the Board of Directors cease for any reason to constitute a majority thereof unless the nomination or election of such new directors was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of such period.

The terms used in this paragraph 10 and not defined elsewhere in the Plan shall have the same meanings as such terms have in the Exchange Act and the rules and regulations adopted thereunder.

     (b) Effect on Outstanding Options and Stock Appreciation Rights. Upon a Special Acceleration pursuant to paragraph 10(a), all options then outstanding under the Plan shall immediately become exercisable in full for the remainder of their terms or until terminated pursuant to paragraph 9.

11. Corporate Mergers, Acquisitions, etc. The Board of Directors may also grant options under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such options are granted in substitution for, or in connection with the assumption of, existing options, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company or a subsidiary is a party.

12. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6, 9 and 10, however, no change in an award already granted shall be made without the written consent of the holder of such award.

13. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

14. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

15. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                                                                   APPENDIX B
                       SEQUENT COMPUTER SYSTEMS, INC.
                        EMPLOYEE STOCK PURCHASE PLAN

                                ARTICLE I

                                 PURPOSE

The purpose of the Sequent Computer Systems, Inc. Employee Stock Purchase
Plan (the "Plan") is to provide a convenient and practical means through which employees of Sequent Computer Systems, Inc. (the "Company") may participate in stock ownership of the Company. The Company believes the Plan will be to the mutual benefit of the employees and the Company by creating a greater community of interest between the Company's stockholders and its employees and by permitting the Company to compete with other companies in obtaining and retaining the services of competent employees. The Company intends that the Plan shall constitute an "employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986. Further, the Company intends that the Plan shall satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

                                ARTICLE II

                                DEFINITIONS

The following terms, when capitalized, shall have the meanings specified below unless the context clearly indicates to the contrary.

     2.1 Account shall mean each separate account maintained for a Participant under the Plan, collectively or singly as the context requires. Each Account shall be credited with a Participant's contributions, and shall be charged for the purchase of Shares. A Participant shall be fully vested in the cash contributions to his or her Account at all times. The Plan Administrator may create special types of accounts for administrative reasons, even though the Accounts are not expressly authorized by the Plan.

     2.2   Beneficiary shall mean a person or entity entitled under Section
7.2 to receive shares purchased by, and any remaining balance in, a Participant's Account on the Participant's death.

     2.3 Board of Directors shall mean the Board of Directors of the Company.

     2.4 Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.5 Committee shall mean the Committee appointed by the Board of Directors in accordance with Section 8.1 of the Plan.

     2.6 Compensation shall mean the total cash compensation (except as otherwise set forth below) paid to an Employee in the period in question for services rendered to the Employer by the Employee while a Participant. Compensation shall include the earnings waived by an Employee pursuant to a salary reduction arrangement under any cash or deferred or cafeteria plan that is maintained by the Employer and that is intended to be qualified under
Section 401(k) or 125 of the Code. An Employee's Compensation shall not include:

          (a)      severance pay;

          (b)      hiring or relocation bonuses;

          (c)      pay in lieu of vacations or sick leave.

    2.7 Common Stock shall mean the common stock, par value $.01 per share, of the Company.

    2.8 Company shall mean Sequent Computer Systems, Inc., an Oregon corporation.

    2.9 Custodian shall mean the investment or financial firm appointed by the Plan Administrator to hold all Shares issued pursuant to the Plan.

    2.10 Custodian Account shall mean the account maintained by the Custodian for a Participant under the Plan.

    2.11 Disability shall refer to a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which causes the Employee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an Employee of the Company. Disability shall be deemed to have occurred on the first day after the Company and two independent physicians have furnished their opinion of Disability to the Plan Administrator.

    2.12 Employee shall mean an individual who renders services to his or her Employer pursuant to a regular-status Employment relationship with such Employer. A person rendering services to an Employer purportedly as an independent consultant or contractor shall not be an Employee for purposes of the Plan.

    2.13 Employer shall mean, collectively, the Company and any Subsidiary, or any successor entity that continues the Plan, or all such entities collectively. All Employees of entities which constitute the Employer shall be treated as employed by a single company for all Plan purposes; except that:

          (a) No person shall become a Participant except while employed by an entity which is an Employer;

          (b) A Participant shall cease to be a Participant if he or she transfers to an entity which is not an Employer and ceases to be employed by an Employer;

          (c) An Employer shall cease to be an Employer for purposes of the Plan, and a Participant who is an Employee of such an Employer shall cease to be a Participant, upon the happening of any event or the consummation of any transaction which causes such Employer to cease being an Employer, as defined above; and

          (d) Amounts paid by entities other than the Employer shall be ignored in determining Compensation under the Plan.

In contexts in which actions are required or permitted to be taken or notices to be given, the Employer shall mean the Company or any successor corporation.

     2.14 Employment shall mean the period during which an individual is an Employee. Employment shall commence on the day the individual first performs services for the Employer as an Employee and shall terminate on the day such services cease, except as determined under Article XI.

     2.15     Enrollment Date shall mean the first day of each Offering.

     2.16 ESPP New Account Form shall mean the form provided by the Company on which a Participant shall elect to open an account with the Custodian and authorize the delivery to the Custodian of all Shares issued for the Participant's Account.

     2.17 Offering shall mean any one of the separate overlapping 18-month periods commencing on March 1, June 1, September 1, and December 1 of each calendar year under the Plan; provided, however, that the first Offering shall commence on the date set by the Plan Administrator as the Enrollment Date for the first Offering and shall continue for 18 months thereafter.

    2.18 Participant shall mean any Employee who is participating in any Offering under the Plan pursuant to Article III.

    2.19 Payroll Deduction Authorization Form shall mean the form provided by the Company on which a Participant shall elect to participate in the Plan and designate the percentage of his or her Compensation to be contributed to his or her Account through payroll deductions.

    2.20     Plan shall mean this document.

    2.21 Plan Administrator shall mean the Board of Directors or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board of Directors, as described in Article IX.

    2.22 Purchase Date shall mean the last day of each of the sixth, twelfth and eighteenth months of the Offering.

    2.23 Retirement shall mean a Participant's termination of Employment on or after attaining the age of 65 or after the Plan Administrator has determined that he or she has suffered a Disability.

    2.24     Share shall mean one share of Common Stock.

    2.25 Subsidiary shall mean any corporation, association or other business entity at least fifty percent (50%) or more of the total combined voting power of all classes of stock of which is owned or controlled directly or indirectly by the Company or one or more of such Subsidiaries or both.

    2.26 Valuation Date shall mean the date upon which the fair market value of Shares is to be determined for purposes of setting the price of Shares under Section 6.2 (that is, the Enrollment Date or the applicable Purchase
Date). If the Enrollment Date is not a date on which the fair market value may be determined in accordance with Section 6.3, the Valuation Date shall be the first day after the Enrollment Date for which such fair market value may be determined. If the Purchase Date is not a date on which the fair market value may be determined in accordance with Section 6.3, the Valuation Date shall be the first date prior to the Purchase Date on which such fair market value may be determined.

    2.27     Vested shall mean non-forfeitable.

                              ARTICLE III

                        EMPLOYEE PARTICIPATION

     3.1 Participation. Subject to the provisions of this Article III, an Employee may elect to participate in the Plan effective as of any Enrollment Date, by completing and filing a Payroll Deduction Authorization Form as provided in Section 4.1. As of each Enrollment Date, the Company hereby grants a right to purchase Shares under the terms of the Plan to each eligible Employee who has elected to participate in the Offering commencing on that Enrollment Date.

     3.2   Requirements for Participation.

          (a) A person shall become eligible to participate in the Plan on the first Enrollment Date on which he or she first meets all of the following requirements; provided, however, that no one shall become eligible to participate in the Plan prior to the Enrollment Date of the first Offering provided for in Section 2.17:

               (i)     The person is an Employee of the Employer;

              (ii) The person's customary period of Employment is for more than twenty (20) hours per week;

             (iii) The person's customary period of Employment is for more than five (5) months in any calendar year.

         (b) Employees who are also directors or officers of the Company may participate only in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time.

        (c) Any eligible Employee may enroll or re-enroll in the Plan as of the Enrollment Date of any Offering by filing timely written notice of such participation, subject to the following provisions:

            (i) In order to enroll in the Plan initially, an eligible Employee must complete, sign and submit to the Company the following forms:

                (A) Payroll Deduction Authorization Form. Any Payroll Deduction Authorization Form received by the Company no later than 5:00 p.m. on the Enrollment Date of the Offering will be effective on that Enrollment Date.

                (B) ESPP New Account Form. The ESPP New Account Form must accompany the Payroll Deduction Authorization Form submitted for enrollment in the Plan. Any ESPP New Account Form received by the Company no later than 5:00 p.m. on the Enrollment Date of the Offering will be effective on that Enrollment Date.

           (ii) A Participant may re-enroll in the Plan as of any Enrollment Date by the submission of a new Payroll Deduction Authorization Form and, if applicable, an ESPP New Account Form required to open a Custodian Account. If a Participant is participating in an Offering at the time of re-enrollment, such re-enrollment shall constitute withdrawal, effective as of such Enrollment Date, from the ongoing Offering and simultaneous enrollment in the new Offering commencing on the Enrollment Date. If the Enrollment Date coincides with a Purchase Date of an ongoing Offering, the funds that have been credited to the Participant's Account as of such Purchase Date may at the Participant's election either be applied to the purchase of Shares under the ongoing Offering from which the Participant is withdrawing, or returned to the Participant if the Participant has given 15 days' notice to the Company in accordance with Section 7.4. If the Enrollment Date does not coincide with a Purchase Date under the ongoing Offering, all funds credited to the Participant's Account as of the Enrollment Date will be returned to the Participant in accordance with Section 7.4.

            (iii) Absent withdrawal from the Plan pursuant to Section 7.4, a Participant will automatically be re-enrolled in the Plan on the next Enrollment Date immediately following the expiration of the Offering of which he or she is then a Participant.

       (d) An Employee may participate in only one Offering at any one time.

       (e) A Participant shall become ineligible to participate in the Plan and shall cease to be a Participant when any of the following occurs:

            (i) The entity of which the Participant is an Employee ceases to be an Employer as defined in Section 2.13.

            (ii) The Participant ceases to meet the eligibility requirements of Section 3.2(a).

3.3   Limitations on Participation.

      (a) No Employee may obtain a right to purchase Shares under the Plan if, immediately after the right is granted, the Employee owns or is deemed to own Shares possessing five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of determining share ownership, the rules of Section 425(d) of the Code shall apply and Shares that the Employee may purchase under any options or rights to purchase, whether or not Vested, shall be treated as Shares owned by the Employee.

     (b) No Employee may obtain a right to purchase Shares under the Plan that permits the Employee's rights to purchase Shares under the Plan and any other employee stock purchase plan of the Company or any parent or Subsidiary of the Company to accrue at a rate which exceeds $25,000 in fair market value of Shares (determined as of the Enrollment Date ) for each calendar year of the Offering. This section shall be interpreted to permit an Employee to purchase the maximum number of Shares permitted under Section 423(b)(8) of the Code and regulations and interpretations adopted thereunder.

     (c) The maximum number of Shares that an Employee may purchase in an Offering shall not exceed 10,000 Shares, no more than one-third of which may be purchased on any Purchase Date with respect to that Offering.

3.4   Termination of Participation. Unless Section 7.2 applies, a
Participant whose participation is terminated in accordance with Section 3.2(e) shall have the rights provided in Section 7.1.

3.5 Voluntary Participation. Participation in the Plan shall be voluntary.

                              ARTICLE IV

                          PAYROLL DEDUCTIONS

4.1 Payroll Deduction Authorization. An Employee may contribute to the Plan only by means of payroll deductions. A Payroll Deduction Authorization Form must be filed with the Company's stock administration department no later than 5:00 p.m. on the Enrollment Date as of which the payroll deductions are to take effect; provided, however, that a Payroll Deduction Authorization Form that effects a withdrawal and simultaneous re-enrollment may be filed at any time on or before the Enrollment date.

4.2 Amount of Deductions. A Participant may specify that he or she desires to make contributions to the Plan at a rate not less than two percent (2%) and not more than ten percent (10%) of the Participant's Compensation during each pay period in the Offering, or such other minimum or maximum percentages as the Plan Administrator shall establish from time to time. Such specification shall apply during any period of continuous participation in the Plan, unless modified or terminated as provided in Section 4.5 or as otherwise provided in the Plan. If a payroll deduction cannot be made in whole or in part because the Participant's pay for the period in question is insufficient to fund the deduction after having first withheld all other amounts deductible from his or her pay, the amount that was not withheld cannot be made up by the Participant nor will it be withheld from subsequent pay checks.

4.3 Commencement of Deductions. Payroll deductions for a Participant shall commence on the Enrollment Date of the Offering for which his or her Payroll Deduction Authorization Form is effective and shall continue indefinily, unless modified or terminated as provided in Section 4.5 or as otherwise provided in the Plan.

4.4 Accounts. All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. Following each Purchase Date, the Plan Administrator shall promptly deliver a report to each Participant setting forth the aggregate payroll deductions credited to such Participant's Account during the preceding six months and the number of Shares purchased and delivered to the Custodian for deposit into the Participant's Custodian Account.

4.5   Modification of Authorized Deductions.

      (a)   A Participant may,

           (i) prior to the commencement of each Offering in which he or she will be a Participant, and

           (ii) on not more than one occasion during each such Offering, increase or reduce the amount of his or her payroll deduction effective for all subsequent payroll periods, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administration department in accordance with Section 4.1; provided, however, that no modification in a Participant's payroll deduction shall cause such Participant's contribution to be less than two percent (2%) or more than ten percent (10%) of such Participant's Compensation during any pay period.

      (b) A Participant may at any time discontinue his or her payroll deductions, without withdrawing from the Plan, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administration department. Previous payroll deductions will then be retained in the Participant's Account for application to purchase Shares on the next Purchase Date, after which the Participant's participation in the Offering will terminate.

     (c)     For purposes of this Section 4.5, an amended Payroll
Deduction Authorization Form shall be effective for a specific pay period when filed 15 days prior to the last day of such period.

                              ARTICLE V

                          CUSTODY OF SHARES

5.1 Delivery and Custody of Shares. Shares purchased pursuant to the Plan shall be delivered to and held by the Custodian.

5.2   Custodian Account. As soon as practicable after each Purchase
Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account. The Shares will be held a Custodian Account specifically established for this purpose. An Employee must open a Custodian Account with the Custodian in order to be eligible to purchase Shares under the Plan. In order to open a Custodian Account, the Participant must complete an ESPP New Account Form and submit it with the enrolling individual's stock administration office no later than the Enrollment Date of the Offering as of which the enrollment is to take effect; provided, however, that an ESPP New Account Form that effects a change in the status of the Custodian Account may be filed at any time during participation in the Plan.

5.3 Transfer of Shares. Upon receipt of appropriate instructions from a Participant on forms provided for that purpose, the Custodian will transfer into the Participant's own name all or part of the Shares held in the Participant's Custodian Account and deliver such shares to the Participant.

5.4 Statements. The Custodian will deliver to each Participant a quarterly statement showing the activity of the Participant's Custodian Account and the balance as to both Shares and cash. Participants will be furnished such other reports and statements, and at such intervals, as the Custodian and Plan Administrator shall determine from time to time.

                               ARTICLE VI

                           PURCHASE OF SHARES

6.1 Purchase of Shares. Subject to the limitations of Article VII, on each Purchase Date in an Offering, the Company Shall apply the amount credited to each Participant's Account to the purchase of as many full Shares that may be purchased with such amount at the price set forth in Section 6.2, and shall promptly deliver such Shares to the Custodian for deposit into the Participant's Custodian Account. Payment for Shares purchased under the Plan will be made only through payroll withholding in accordance with Article IV.

6.2 Price. The price of Shares to be purchased under Section 6.1 on any Purchase Date shall be the lower of:

     (a) Eighty-five percent (85%) of the fair market value of the Shares on the Enrollment Date of the Offering; or

     (b) Eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

6.3   Fair Market Value.

     (a) The fair market value of the Shares on any date shall be equal to the closing price of such Shares on the Valuation Date, as reported on the NASDAQ National Market System or such other quotation system that supersedes it.

     (b) If (a) is not applicable, the fair market value of the Shares shall be determined by the Plan Administrator in good faith. Such determination shall be conclusive and binding on all persons.

6.4   Unused Contributions. Any amount credited to a Participant's
Account and remaining herein immediately after a Purchase Date because it was less than the amount required to purchase a full Share shall be carried forward in such Participant's Account for application on the next succeeding Purchase Date.

                            ARTICLE VII

                     TERMINATION AND WITHDRAWAL

7.1 Termination of Employment. Upon termination of a Participant's Employment for any reason other than as set forth in Section 7.2, the payroll deductions credited to such Participant's Account shall be returned to the Participant. A Participant shall have no right to acquire Shares upon termination of his or her Employment.

7.2 Termination upon Death, Retirement or Disability. Upon termination of the Participant's Employment because of his or her Death, Retirement or Disability, the payroll deductions credited to his or her Account shall be used to purchase Shares as provided in Article VI on the next Purchase Date. Any remaining balance in the Participant's Account shall be returned to him or her or, in the case of death, any Shares purchased and any remaining balance shall be transferred to the deceased Participant's Beneficiary, or if none, to his or her estate.

7.3 Designation of Beneficiary. Each Participant may designate, revoke and redesignate Beneficiaries. This action shall be taken in writing on a form provided by the Plan Administrator and shall be effective upon delivery to the Plan Administrator.

7.4 Withdrawal. A Participant may withdraw the entire amount credited to his or her Account under the Plan and thereby terminate participation in the current Offering at any time by giving written notice to the Company, but in no case may a Participant withdraw amounts within the 15 days immediately preceding a Purchase Date for that Offering. A withdrawal under Section 3.2(c)(ii) not involving a return of funds does not require such 15-day notice to the Company. Any amount withdrawn shall be paid to the Participant promptly after receipt of proper notice of withdrawal and no further payroll deductions shall be made from his or her Compensation unless a Payroll Deduction Authorization Form directing further deductions is or has been submitted.

7.5   Status of Custodian Account.

     (a) Upon the termination of a Participant's Employment as set forth in Section 7.1, the Participant may,

          (i) elect to retain with the Custodian the Shares held in the Participant's Custodian Account. The Participant will bear the cost of any annual fees resulting from maintaining such account.

          (ii) request issuance of the Shares held in the Participant's Custodian Account by submitting to the Custodian the appropriate forms provided for that purpose.

     (b) Upon the termination of a Participant's Employment as set forth in Section 7.2, any shares held by the Custodian for the Participant's Account shall be transferred to the persons entitled thereto under the laws of the state of domicile of the Participant upon a proper showing of authority.

                             ARTICLE VIII

                   SHARES PURCHASED UNDER THE PLAN

8.1   Source and Limitation of Shares.

     (a) The Company has reserved for sale under the Plan [5,550,000] 6,950,000 shares of its Common Stock, subject to adjustment upon changes in capitalization of the Company as provided in Section 10.2. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases, but all Shares sold under the Plan regardless of source shall be counted against the [5,550,000] 6,950,000 Share limitation.

     (b) If there is an insufficient number of Shares to permit the full exercise of all existing rights to purchase Shares, or if the legal obligations of the Company prohibit the issuance of all Shares purchasable upon the full exercise of such rights, the Plan Administration shall make a pro rata allocation of the Shares remaining available in as nearly a uniform and equitable manner as possible, based pro rata on the aggregate amounts then credited to each Participant's Account. In such event, payroll deductions to be made shall be reduced accordingly and the Plan Administrator shall give written notice of such reduction to each Participant affected thereby. Any amount remaining in a Participant's Account immediately after all available Shares have been purchased will be promptly remitted to such Participant. Determination by the Plan Administrator in the regard shall be final, binding and conclusive on all persons. No deductions shall be permitted under the Plan at any time when no Shares are available.

8.2 Delivery of Shares. As promptly as practicable after each Purchase Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account.

8.3 Interest in Shares. The rights to purchase Shares granted pursuant to this Plan will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Plan Administrator from time to time. The Participant shall have no interest in Shares purchasable under the Plan until payment for the shares has been completed at the close of business on the relevant Purchase Date. The Plan provides only an unfunded, unsecured promise by the Employer to pay money or property in the future. Except with respect to the Shares purchased on a Purchase Date, an Employee choosing to participate in the Plan shall have no greater rights than an unsecured creditor of the Company. After the purchase of the Shares, the Participant shall be entitled to all rights of a stockholder of the Company.

                              ARTICLE IX

                            ADMINISTRATION

9.1 Plan Administrator. At the discretion of the Board of Directors, the Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time. Each member of the Committee shall be either a director, an officer or an Employee of the Company. Each member shall serve for a term commencing on a date specified by the Board of Directors and continuing until he or she dies, resigns or is removed from office by the Board of Directors.

9.2 Powers. The Plan Administrator shall be vested with full authority to make, administer and interpret all rules and regulations as it deems necessary to administer the Plan. Any determination, decision or act of the Plan Administrator with respect to any action in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all other persons claiming under or through any Participant. The provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

                                ARTICLE X

                 CHANGES IN CAPITALIZATION, MERGER, ETC.

10.1 Rights of the Company. The grant of a right to purchase Shares pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or other changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or transfer all or any part of its divisions, subsidiaries, business or assets.

10.2 Recapitalization. Subject to any required action by the stockholders, the number of Shares covered by the Plan as provided in Section
8.1 and the price per share shall be proportionately adjusted for any increase of decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt or payment of consideration by the Company.

10.3 Consolidation or Merger. In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company of substantially all of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietors. If, within 90 days after the effective date of a consolidation, merger or sale of assets, the successor corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 13.1.

                               ARTICLE XI

                        TERMINATION OF EMPLOYMENT

11.1 Vacation, Leave or Layoff. A person's Employment shall not terminate on account of an authorized leave of absence, sick leave or vacation, or on account of a military leave described in Section 11.2, or a direct transfer between Employers. Failure to return to work upon expiration of any leave of absence, sick leave or vacation shall be considered a resignation effective as of the expiration of such leave of absence, sick leave or vacation.

11.2 Military Leave. Any Employee who leaves the Employer directly to perform services in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling the Employee to reemployment rights provided by the laws of the United States, shall be on military leave. An Employee's military leave shall expire if the Employee voluntarily resigns from the Employer during the leave or if he or she fails to make application for reemployment within a period specified by such law for the preservation of employment rights. In such event, the individual's Employment shall terminate by resignation on the day the military leave expires.

                             ARTICLE XII

                  STOCKHOLDER APPROVAL AND RULINGS

The Plan is expressly made subject (a) to the approval of the holders of a majority of the outstanding shares of the Company within 12 months after the date the Plan is adopted and (b) at its election, to the receipt by the Company from the Internal Revenue Service of a ruling in scope and content satisfactory to counsel to the Company, affirming the qualification of the Plan within the meaning of Section 423 of the Internal Revenue Code of 1986. If the Plan is not so approved by the stockholders within 12 months after the date the Plan is adopted and if, at the election of the Company a ruling from the Internal Revenue Service is sought but is not received on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. In that case, the Account of each Participant shall forthwith be paid to him.

                           ARTICLE XIII

                     MISCELLANEOUS PROVISIONS

13.1   Amendment and Termination of the Plan.

      (a) The Board of Directors of the Company may at any time amend the Plan. Except as otherwise provided herein, no amendment may adversely affect or change any right to purchase Shares previously granted to any Participant. No amendment shall be made without prior approval of the stockholders of the Company if the amendment would:

          (i)     Permit the sale of more Shares than are authorized under
      Section 8.1;

          (ii) Permit the sale of Shares to Employees of entities which are not Employers as defined in Section 2.13;

          (iii) Materially increase the benefits accruing to Participants under the Plan; or

          (iv) Materially modify the requirements as to eligibility for participation in the Plan.

     (b) The Plan is intended to be a permanent program, but an Employer shall have the right at any time to declare the Plan terminated completely as to it. Upon such termination, amounts credited to the Accounts of Participants with respect to whom the Plan has been terminated shall be returned to such Participants.

13.2 Non-Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the purchase of Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant except as provided in Section 7.2, and any attempted assignment, transfer, pledge, or other disposition shall be null and void. The Company may treat any such act as an election to withdraw funds in accordance with Section 7.4.

13.3 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purposes and the Company shall not be obligated to segregate the payroll deductions.

13.4 Expenses. All expenses of administering the Plan shall be borne by the Company and its subsidiaries. The Company will not pay expenses, commission or taxes incurred in connection with sales of Shares by the Custodian at the request of a Participant. Expenses to be paid by a Participant will be deducted from the proceeds of sale prior to remittance.

13.5 No Interest. No Participant shall be entitled, at any time, to any payment or credit for interest with respect to or on the payroll deductions contemplated herein, or on any other assets held hereunder for the Participant's Account.

13.6 Registration and Qualification of Shares. The offering of Shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the Shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to, or in connection with, the offering or the issue or purchase of the Shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

13.7 Responsibility and Indemnity. Neither the Company, any Subsidiary of the Company, its Board of Directors, the Custodian, nor any member, officer, agent, or employee of any of them, shall be liable to any Participant under the Plan for any mistake of judgment or for any omission or wrongful act unless resulting from gross negligence, willful misconduct or intentional misfeasance. The Company will indemnify and save harmless its Board of Directors, the Custodian and any such member, office, agent or employee against any claim, loss, liability or expense arising out of the Plan, except such as may result from the gross negligence, willful misconduct or intentional misfeasance of such entity or person.

13.8 Plan Not a Contract of Employment. The Plan is strictly a voluntary undertaking on the part of the Employer and shall not constitute a contract between the Employer and any Employee, or consideration for or an inducement or a condition of the employment of an Employee. Except as otherwise required by law, or any applicable collective bargaining agreement, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any Employee at any time, with or without cause and with or without notice. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan. The doctrine of substantial performance shall have no application to any Employee, Participant, or Beneficiary. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

3.9 Service of process. The Secretary of the Company is hereby designated agent for service or legal process on the Plan.

13.10 Notice. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator. Any notice required by the Plan to be received by the Company prior to an Enrollment Date, payroll period or other specified date, and received by the Plan Administrator subsequent to such date shall be effective on the next occurring Enrollment Date, payroll period or other specified date to which such notice applies.

13.11 Governing Law. The Plan shall be interpreted, administered and enforced in accordance with the Code, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance with it. To the extent that state law is applicable, however, the laws of the State of Oregon shall apply.

13.12 Plurals. Where the context so indicates, the singular shall include the plural and vice versa.

13.13 Titles. Titles of Articles and Sections are provided herein for convenience only and are not to serve as the basis for interpretation or construction of the Plan.

13.14 References. Unless the context clearly indicates to the contrary, reference to a Plan provision, statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed counterpart.


                                  PROXY

Annual Meeting of Shareholders of Sequent Computer Systems, Inc. May 29, 1997

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Karl C. Powell, Jr., Henry H. Hewitt and Robert S. Gregg, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Sequent Computer Systems, Inc. on May 29, 1997 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.


COMMENT/ADDRESS CHANGE:  PLEASE MARK
COMMENT/ADDRESS BOX ON REVERSE SIDE


(Continued and to be signed on other side)



                      Annual Meeting of Shareholders
                         Thursday, May 29, 1997
                                3:00 p.m.

                      Sequent Computer Systems, Inc.
                         15450 S.W. Koll Parkway
                           Beaverton, Oregon



             The Board of Directors recommends a vote for the
                     nominees and proposals listed below.
                                                                                            FOR     AGAINST     ABSTAIN



Item 1 - ELECTION OF DIRECTORS              Item 2 - PROPOSAL TO APPROVE THE                ____      ____       ____
         1997 STOCK OPTION PLAN.                     COMPANY'S 1997 STOCK OPTION PLAN


_____    FOR all nominees listed (except
         for those nominees                 Item 3 - PROPOSAL TO APPROVE THE AMEND-         ____      ____       _____
         whose names are lined                       MENT TO THE COMPANY'S EMPLOYEE
         through below), or, if any                  STOCK PURCHASE PLAN.
         named nominee is unable to
         serve, for a substitute
         nominee.
                                            Item 4 - PROPOSAL TO RATIFY SELECTION OF        ____      ____       ____
Steve S. Chen, John McAdam, Robert C.                PRICE WATERHOUSE AS INDEPENDENT
Mathis, Michael S. Scott Morton,                     AUDITORS OF THE COMPANY.
Richard C. Palermo, Sr., Karl C.
Powell, Jr., Robert W. Wilmot
                                            Item 5 - IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                     OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

_____     WITHHELD AUTHORITY to vote for
          all nominees


                            THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
                            AS SPECIFIED HEREON, BUT IF NO SPECIFICATION IS MADE,
                            THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE
                            NOMINEES INDICATED AND FOR APPROVAL OF PROPOSAL NOS. 2, 3 AND 4.


COMMENTS/ADDRESS CHANGE

_____ Please mark this box if you have
      written comments/address change on the
      reverse side.

Receipt is hereby acknowledged of the
Sequent Computer Systems, Inc.
Notice of Meeting and Proxy Statement.

Signature(s):
__________________________________         Date: ______________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized
       officer.   If a partnership, please sign in partnership name by
       authorized person.

                         FOLD AND DETACH HERE